UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2023
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock without par value	OTEX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously disclosed in a Current Report on Form 8-K filed by Open Text Corporation (“OpenText” or the “Company”) with the Securities and Exchange Commission (“SEC”) on August 25, 2022, as amended by the Amendment No. 1 on Form 8-K/A filed with the SEC on August 29, 2022 (the “Prior Form 8-K”), the Company announced (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers (the “Code”) a firm intention to make a cash offer to acquire, through its subsidiary, Open Text UK Holding Limited (“Bidco”), the entire issued and to be issued share capital of Micro Focus International PLC (“Micro Focus”). On January 31, 2023, the Company completed the acquisition (the “Acquisition”) of all of the outstanding ordinary shares of Micro Focus for 532 pence per share and upon such further terms as described in the Rule 2.7 Announcement, resulting in an aggregate purchase price of approximately $5.8 billion, inclusive of Micro Focus’ cash and debt, subject to final adjustments. The Acquisition was implemented by means of a court-sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006.
Copies of the Rule 2.7 Announcement and the Co-operation Agreement entered into in connection with the Acquisition (the “Co-operation Agreement”) were filed as Exhibit 2.1 and Exhibit 10.1, respectively, to the Prior Form 8-K and each is incorporated herein by reference. The foregoing description of the Rule 2.7 Announcement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rule 2.7 Announcement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Obligation of a Registrant.
As previously disclosed, the Company and certain of its subsidiaries entered into, on August 25, 2022, a first lien term loan facility (the “Existing Term Loan Credit Agreement”) among the Company, the lenders party thereto, the subsidiary guarantors party thereto and Barclays Bank PLC, as administrative agent, and, on December 1, 2022, an amendment (the “Term Loan Amendment”) to the Existing Term Loan Credit Agreement (as amended, supplemented or otherwise modified prior to the date hereof, including by the Term Loan Amendment, the “Term Loan Credit Agreement”) among the Company, the lenders party thereto, the subsidiary guarantors party thereto and Barclays Bank PLC, as administrative agent. The Term Loan Credit Agreement provided for a senior secured delayed-draw term loan facility in an aggregate principal amount of $3.585 billion (the “Term Loan Facility”). In connection with the consummation of the Acquisition, on January 31, 2023, the Company drew down the entire Term Loan Facility to pay a portion of the purchase price and other fees and expenses related thereto.
In connection with the closing of the Acquisition, certain subsidiaries of OpenText have joined the Term Loan Credit Agreement and additionally guarantee OpenText’s outstanding 4.125% senior notes due 2031, 4.125% senior notes due 2030, 3.875% senior notes due 2029, 3.875% senior notes due 2028, 5.875% senior notes due 2026 and 6.90% senior secured notes due 2027 (together, the “Senior Notes”), which are guaranteed on a senior unsecured or secured basis, as applicable, by certain of OpenText’s other existing subsidiaries that borrow or guarantee OpenText’s obligations under its senior credit facilities. In addition, following the closing of the Acquisition, certain subsidiaries of Micro Focus will also join the Term Loan Credit Agreement and guarantee OpenText’s Senior Notes.
The foregoing description of the Existing Term Loan Credit Agreement and the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference, respectively, to the full text of the Existing Term Loan Credit Agreement and the Term Loan Amendment, which were filed as Exhibit 10.2 to the Prior Form 8-K and Exhibit 10.1 to the Current Report on Form 8-K filed by OpenText with the SEC on December 1, 2022, respectively, and each is incorporated herein by reference.
Item 7.01 Regulation FD.
On January 31, 2023, OpenText issued a press release regarding the matters described in this Current Report on Form 8-K and certain related matters. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The information furnished pursuant to this Item 7.01, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired
The consolidated financial statements of Micro Focus required by this Item 9.01(a) will be filed by amendment to this Current Report on Form 8-K within 71 days after the date that this Current Report on Form 8-K is required to be filed.
(b)    Pro Forma Financial Information
The unaudited pro forma financial information with respect to the Acquisition required by this Item 9.01(b) will be filed by amendment to this Current Report on Form 8-K within 71 days that this Current Report on Form 8-K is required to be filed.
(d)    Exhibits

Exhibit No.	Description

2.1	Rule 2.7 Announcement, dated August 25, 2022 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K/A filed with the SEC on August 29, 2022).
10.1
Co-operation Agreement, dated August 25, 2022, by and between the Company, Bidco and Micro Focus International plc (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K/A filed with the SEC on August 29, 2022).

10.2
Term Loan Credit Agreement, dated August 25, 2022, by and between the Company, the guarantors party thereto, Barclays Bank PLC, as administrative agent, and certain financial institution parties thereto (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K/A filed with the SEC on August 29, 2022).

10.3
First Amendment to Credit Agreement, dated December 1, 2022, by and between the Company, the guarantors party thereto, Barclays Bank PLC, as administrative agent, and certain financial institution parties thereto (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 1, 2022).

99.1	Press release issued by Open Text Corporation on January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

January 31, 2023	By:	/s/ Michael F. Acedo
Michael F. Acedo Executive Vice-President, Chief Legal Officer & Corporate Secretary